                                                                    Exhibit 10.2


THIS NOTE MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AND GUARANTEE AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AND GUARANTEE AGREEMENT.

                                   TERM NOTE



                                                              New York, New York
                                                                    [     ]

          FOR VALUE RECEIVED, the undersigned, TWIN LABORATORIES INC., a Utah corporation formerly known as Natur-Pharma, Inc., (the "Borrower"), hereby
unconditionally promises to pay to the order of [       ] (the "Lender") at the
office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, the principal amount of or, if less, the unpaid principal amount of the Term Loan made by the Lender pursuant to subsection 2.1 of the Credit Agreement (as defined below). The principal amount of the Term Loan made by the Lender shall be repaid in the amounts and on the dates specified in subsection 2.3 of the Credit Agreement. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount of the Term Loan made by the Lender from time to time outstanding at the rates and on the dates specified in the Credit Agreement.

          The holder of this Note is authorized to record on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date, Type and amount of the Term Loan made by the Lender and the date and amount of each payment or prepayment of principal with respect thereto, each conversion of all or a portion thereof to another Type, each continuation of all or a portion thereof as the same Type and, in the case of Eurodollar Loans, the length of each Interest Period and the Eurodollar Rate with respect thereto. Each such recordation shall, to the extent permitted by applicable law, constitute prima facie evidence of the accuracy of the information so recorded, provided that the failure to make any such recordation (or any error therein) shall not affect the obligation of the Borrower to repay (with applicable interest) the Term Loan made by the Lender in accordance with the terms of the Credit Agreement.

          This Note (a) is one of the Term Notes referred to in the Credit and Guarantee Agreement, dated as of the date hereof (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TLG Laboratories Holding Corp., a Delaware corporation, the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto, The Bank of New York, as documentation agent, and Chemical Bank, as administrative agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

          Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

          All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

          Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.


                                        TWIN LABORATORIES INC.



                                        By:
                                           ------------------------------------

                                        Name:__________________________________

                                        Title:_________________________________

                                                                      Schedule A
                                                                    to Term Note
                                                                    ------------

                                          LOANS, CONVERSIONS AND REPAYMENTS OF ABR LOANS

____________________________________________________________________________________________________________________________________
                                                                        Amount of ABR Loans   Unpaid Principal
        Amount of ABR     Amount Converted      Amount of Principal       Converted to           Balance of       Notation Made
Date        Loans           to ABR Loans        of ABR Loans Repaid     Eurodollar Loans         ABR Loans             By
____________________________________________________________________________________________________________________________________
____________________________________________________________________________________________________________________________________

____________________________________________________________________________________________________________________________________

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____________________________________________________________________________________________________________________________________

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

                                                                      Schedule B
                                                                    to Term Note
                                                                    ------------

                   LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

______________________________________________________________________________________________________
                                                 Amount Converted              Interest Period and
                     Amount of                  to or Continued as            Eurodollar Rate with
   Date           Eurodollar Loans               Eurodollar Loans                Respect Thereto
______________________________________________________________________________________________________
______________________________________________________________________________________________________

______________________________________________________________________________________________________

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______________________________________________________________________________________________________


______________________________________________________________________________________________________
             Amount of Principal     Amount of Eurodollar      Unpaid Principal
             of Eurodollar Loans     Loans Converted to           Balance of          Notation Made
   Date           Repaid                 ABR Loans             Eurodollar Loans           By
______________________________________________________________________________________________________
______________________________________________________________________________________________________

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